EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with the United States Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 13th day of February 2019.

/s/ JANET F. CLARK
JANET F. CLARK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with the United States Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 29th day of January 2019.

/s/ CHARLES R. CRISP
CHARLES R. CRISP

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with the United States Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 30th day of January 2019.

/s/ ROBERT P. DANIELS
ROBERT P. DANIELS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with the United States Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 1st day of February 2019.

/s/ JAMES C. DAY
JAMES C. DAY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with the United States Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 29th day of January 2019.

/s/ C. CHRISTOPHER GAUT
C. CHRISTOPHER GAUT

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with the United States Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 4th day of February 2019.

/s/ JULIE J. ROBERTSON
JULIE J. ROBERTSON

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with the United States Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of February 2019.

/s/ DONALD F. TEXTOR
DONALD F. TEXTOR

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with the United States Securities and Exchange Commission, the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file such Annual Report on Form 10-K, together with any amendments or supplements thereto and with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and action requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 30 day of January 2019.

/s/ FRANK G. WISNER
FRANK G. WISNER